Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Annual Report of Markel Corporation (the "Company") on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan I. Kirshner, Executive Chairman of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan I. Kirshner
Alan I. Kirshner
Executive Chairman
(Principal Executive Officer)
February 24, 2017